



VENU

VENU HOLDING CORPORATION
NYSE AMERICAN: VENU


VENU
VENU



COMPANY OVERVIEW
FEBRUARY 2025

VENU

FAN FOUNDED. FAN OWNED.

REIMAGINING THE ENTERTAINMENT INDUSTRY

The global live music market is projected to grow to $35.1 billion this year, including ticket sales and sponsorships, and to $51.7 billion by 2030, according to Goldman Sachs.[1]

Concert ticket prices have nearly doubled over the past decade, and the trend has accelerated, with the average ticket for the top 100 tours in North America increasing more than 40% over the past five years to $135.88, according to Pollstar.

Along with being nominated for Pollstar 2024 Best New Concert Venue of the Year our amphitheaters have garnered acclaim in esteemed national and local publications.

AS SEEN IN

POLLSTAR | THE WALL STREET JOURNAL. | The New York Times | billboard | VARIETY

venues | The Dallas Morning News | THE DENVER POST

FORWARD LOOKING STATEMENTS

This presentation includes forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding Venu Holding Corporation (the "Company") and its industry, position, goals, strategy, future operations, future financial position, plans, future revenues, estimated costs, prospects, margins, profitability, capital expenditures, liquidity, capital resources, plans and objectives of management are, or may deemed to be, forward-looking statements. Any words "anticipate," "believe," "continue," "could," "effort," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "objective," "outlook," "plan," "potential," "predict," "projection," "should," "target," "trajectory," "will" or the negative of these terms or other comparable terms as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The Company has based these forward-looking statements largely on the Company's current expectations and projections about future events and financial trends that it believes may affect the Company's financial condition, results of operations, business strategy and financial needs, including current expectations and assumptions regarding, as of the date such statements are made, the Company's current and future restaurants, music halls, and amphitheater projects, and the Company's future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. In addition, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Forward-looking statements involve a number of risks, uncertainties and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Certain risks and uncertainties that the Company faces can be found in the Registration on Form S-1 (file No. 333-281271) filed with the Securities and Exchange Commission, and periodic reports we file with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this presentation. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

In this presentation, the Company may rely on and refer to information regarding its industry and the market for its products and services in general from publicly available information. Although the Company believes that this information is reliable, it cannot guarantee the accuracy and completeness of this information, and it has not independently verified such information. Some data may also be based on the Company's good faith estimates.

[1]Source: https://www.wsj.com/business/media/bulgogi-tacos-fire-pits-and-tequila-bars-concertgoers-shell-out-for-vip-treatment-cf1f6602

WELCOME TO VENU

I founded Venu Holding Corporation ("VENU") with a simple idea—to create world-class live music destinations that put the fan experience first. We're not just building venues but redefining how people experience live entertainment.

Every show you go to should be unforgettable. That's why we've designed luxury multi-season and outdoor amphitheaters, intimate music halls, and hospitality experiences that bring fans closer to it all, from fire pit suites with unmatched views to premium hospitality that reimagines entertainment. We're creating moments that you'll remember for a lifetime.

We also do things differently on the business side. Our public-private partnerships allow us to bring these venues to communities in a way that drives local economic growth and a fractional ownership model that lets fans and investors become owners themselves.

We're growing fast, with locations in Colorado, Georgia, Oklahoma, and Texas—and we're just getting started. Whether you're here for the music, the investment opportunities, or to be part of something bigger, welcome to VENU's fan-founded, fan-owned revolution.

Thanks a Million,

JW Roth

J.W. Roth, Founder, Chairman, and CEO
VENU



Ford Amphitheater | Colorado Springs, CO



Ford Amphitheater | Colorado Springs, CO

WHAT DO WE DO?

We build premium, state-of-the-art live music venues through public-private partnerships.

HOW DO WE DO WHAT WE DO?

We work with municipalities to identify the economic impact our venue would have on their community, as we are a tide that lifts all boats.

We then work with the municipality to create a development agreement (partnership) that leads to one of our state-of-the-art venues being built in their city.



Photo: **Ford Amphitheater, Colorado Springs, CO**
Nominated for Pollstar 2024 Best New Concert Venue of the Year

HOW DO WE FINANCE WHAT WE DO?

40% of financing comes from our **municipality partners** in each market; in the form of real estate, tax-incentives, and cash.

40% of financing comes from the **pre-sale of fractional ownerships** in each venue.
– Think of our amphitheaters like a condominium building, where each Fire Pit Suite is like a private condo, offering an exclusive and personalized experience.

20% of the financing comes from the sale-leaseback of the real estate contributed by the municipality. In fact, this sale-leaseback typically generates a development profit.


20%
SALE-LEASEBACK OF REAL ESTATE
40%
MUNICIPALITY PARTNERS
40%
PRE-SALE OF FRACTIONAL OWNERSHIPS


Roth's Seafood & Chop House | Colorado Springs, CO
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Brohan's | Colorado Springs, CO
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HOW DO WE MAKE MONEY

1. The sale of fractional ownerships in our venues
We develop raw property contributed by municipalities into state-of the-art venues with fractional ownerships, which goes directly on the balance sheet.

- **a.** We currently sell **$10-15 Million** a month in fractional ownerships. Which goes directly onto our balance sheet.
  - **i.** In 2024, we sold **$77 Million** in fractional ownerships
  - **ii.** In 2025 we anticipate selling over **$200 Million** in fractional ownerships.

2. Revenue from operational participation
We reduce risk by intentionally partnering with industry leaders like AEG Presents and Aramark, rather than managing all aspects of venue operations ourselves.

- **a.** We participate to the tune of 50% of the profits, plus 100% of the naming rights.

3. Realizing on our balance sheet
We realize municipality contributions of real estate, tax incentives, and cash on our balance sheet through development agreements with each city.

SOURCES OF REVENUE

Our venues generate a variety of revenue streams

- **Ticket Sales & Fees**
- **Venue Rentals**
- **Sponsorships**
- **Naming Rights**
- **Fee Income**
- **Parking Fees**
- **Food & Beverage Sales**

VENU SUMMARY FULL YEAR FORECAST	ANNUALIZED PROFORMA				
	2025	2026	2027	2028	2029
# of Outdoor Promoted Shows	45	190	242	254	270
# of Created Content Events	5	25	30	30	30
# of Indoor Events (5,000 cap)	-	172	225	235	250
# of Ticketed Rentals	3	15	18	18	18
# of Special Events	5	25	30	30	30
Total Events	58	427	545	567	598
Outdoor Promo Paid Attendance	322,988	1,866,750	2,332,500	2,451,000	2,598,750
Outdoor Drop Count	7,178	50,250	2,402,475	2,524,530	2,676,713
Indoor Promo Paid Attendance	332,677	1,922,753	843,750	881,250	937,500
Indoor Drop Count	-	645,000	885,938	925,313	984,375
Created Content Drop Count	-	15,000	150,000	150,000	150,000
Rental Drop Count	-	677,250	150,000	150,000	150,000
Total Paid	25,000	125,000	3,476,250	3,632,250	3,836,250
Total Drop Count	25,000	125,000	3,588,413	3,749,843	3,961,088
Parking Capacity	372,988	2,761,750	30,600	30,600	30,600
SHOW METRICS					
Ticket Revenue	$26,724,063	$190,568,938	$244,888,069	$262,136,166	$283,587,451
Facility Maintenance Fee	$1,937,925	$14,909,500	$18,738,750	$19,607,250	$20,730,000
Parking Revenue	$669,685	$21,651,546	$29,618,356	$31,897,568	$34,655,286
Service Charge Revenue	$3,552,863	$29,853,778	$38,823,636	$41,822,487	$45,539,493
Concession Revenue	$9,043,650	$72,984,770	$94,815,285	$102,186,912	$111,301,566
Merchandise Revenue	$64,598	$23,075,348	$30,713,851	$33,007,185	$35,813,128
Special Event Revenue	$1,785,714	$8,928,571	$10,714,286	$10,714,286	$10,714,286
Premium/Season Ticket Revenue	$1,800,000	$10,712,000	$13,367,340	$13,768,360	$14,181,411
Other Event Revenue	$1,480,709	$10,786,943	$13,969,626	$15,051,285	$16,387,380
Sponsorship Revenue	$2,000,000	$16,480,000	$20,157,100	$20,761,813	$21,384,667
Gross Revenue	$49,059,205	$399,951,393	$515,806,298	$550,953,311	$594,294,669
Parking Contra Revenue	$435,295	$4,323,547	$5,434,163	$5,821,534	$6,299,320
Concession Contra Revenue	$4,431,389	$35,762,537	$46,459,490	$50,071,587	$54,537,767
Merchandise Contra Revenue	$50,386	$17,998,771	$23,956,804	$25,745,604	$27,934,240
Venue Rebate	$0	$0	$0	$0	$0
Total Revenue	$44,142,135	$341,866,538	$439,955,841	$469,314,587	$505,523,341
Talent Fees	$24,051,656	$171,512,044	$220,399,262	$235,922,549	$255,228,706
Production Expense	$3,150,000	$16,884,000	$20,950,128	$21,538,131	$22,143,775
Operating Expense	$2,162,401	$18,031,583	$23,459,642	$25,288,511	$27,559,356
Co-Promote Expense	$2,053,939	$21,776,731	$26,816,644	$27,621,143	$28,449,778
Building Rent	$2,826,141	$23,070,925	$29,149,677	$30,239,811	$31,680,252
Insurance Expense	$229,606	$1,710,002	$2,153,048	$2,249,906	$2,376,653
Advertising Expense	$900,000	$5,685,600	$7,521,781	$8,118,962	$8,891,520
Event Rent Expense	$0	$0	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$2,678,571	$3,214,286	$3,214,286	$3,214,286
Credit Card Expense	$97,993	$591,465	$740,517	$772,967	$813,050
Other Event Variable Expense	$0	$0	$0	$0	$0
Sponsorship Expense	$1,000,000	$8,240,000	$10,078,550	$10,380,907	$10,692,334
Variable Expense	$37,007,450	$270,180,921	$344,483,534	$365,347,172	$391,049,709
Total CM before Fixed	$7,134,685	$71,685,617	$95,472,308	$103,967,414	$114,473,632
Other Fixed	$245,296	$1,999,757	$2,579,031	$2,754,767	$2,971,473
R&M	$490,592	$3,999,514	$5,158,063	$5,509,533	$5,942,947
Salary & Benefits (Corp Allocation)	$250,000	$1,250,000	$1,500,000	$1,500,000	$1,500,000
Total Fixed Expense	**$985,888**	**$7,249,271**	**$9,237,094**	**$9,764,300**	**$10,414,420**
Venue AOI	**$6,148,797**	**$64,436,346**	**$86,235,213**	**$94,203,114**	**$104,059,212**

Certificate of occupancy by venue / grand openings may fluctuate due to construction timelines

VENU LEADERSHIP TEAM



JW ROTH, a fifth-generation Colorado native, is the Founder, Chairman and CEO of VENU. Mr. Roth has been with the Company since its inception in March 2017 in his current role of Founder and CEO. Mr. Roth became Chairman of the Board inception on April 5, 2021. Mr. Roth is also the Founder and Chairman of Roth Industries, LLC, a 120-200 - ton per week prepared foods plant located in Colorado Springs, Colorado.

Additionally, Mr. Roth is the sole manager and 50 percent shareholder of Centennial Standard Real Estate Company and co-manager of Touch 4 Partners, LLC, a venture capital investment fund.

With more than 30 years of private and public company experience, Mr. Roth has been actively involved in helping take several companies public, including Aspen Bio, Inc. And Where Food Comes From, Inc. Mr. Roth has been featured in such publications as the Wall Street Journal, Fortune Magazine, and more than 50 business journals throughout the United States. He's made multiple appearances on CNBC and Bloomberg Television and was named to the Venues Now 2022 All-Stars List.



WILL HODGSON, President of VENU, is responsible for driving the company's strategic growth and overseeing all day-to-day operations. With over 25 years of experience in the live music industry, Will's career began in investment banking before transitioning to the concert and hospitality business. His decades of experience spans across many sectors of entertainment, getting a start early on with Front Gate Tickets in Austin, Texas, where he contributed to ticketing solutions for high-profile festivals such as Austin City Limits and Lollapalooza, as well as numerous independent venues nationwide. Will spent 15 years at leading entertainment company, Live Nation, where he served as Head of House of Blues Entertainment. Under his leadership, he drove significant revenue growth and established strategic direction for dozens of iconic venues.



HEATHER ATKINSON is Chief Financial Officer, Secretary and Treasurer of VENU since its inception in March 2017. She began serving as a Director of the Company on April 5, 2021. She also serves as a Director and Treasurer of Roth Industries, LLC. Prior to joining VENU and Roth Industries, LLC, Ms. Atkinson was the Controller, Secretary and Treasurer of Accredited Members Acquisition Corporation and subsidiaries and its predecessor, Accredited Members Holding Corporation.

Ms. Atkinson has over 25 years of accounting, finance and financial reporting experience in both public and private companies including consolidations, shareholder relations, SEC reporting, internal and external financial statement reporting, budgeting, cash forecasting, mergers and acquisitions, restructuring and international accounting while working closely with the outside audit and legal firms. She is a licensed CPA and holds a Bachelor of Science degree in Accounting from Evangel University.



TERRI LIEBLER is Chief Marketing Officer for VENU. She has been part of the sports and entertainment industry for more than 30 years. Most recently, she was Senior Vice President within the Media and Sponsorships Division at Live Nation Entertainment where she specialized in maximizing revenue via new product innovation, strategic planning, and facilitating solutions for internal processes. Terri's tenure with Live Nation spans more than 22 years working across both US and international venue and festival platforms, while also leading Live Nation's relationships with numerous venue partners' sponsorship organizations.

Previously, she was part of the NBA Seattle SuperSonics' and San Antonio Spurs' front offices, and the 1996 Olympics' Premium Seat operations team in Atlanta, GA. Throughout her career, Terri has helped to open more than 100 major sports and entertainment venues across the country – including legendary venues like the Key Arena (now known as Climate Pledge Arena,) House of Blues, iconic Fillmore properties, and the San Antonio Alamodome.



PROJECTED TO WELCOME MORE THAN 4 MILLION GUESTS ANNUALLY BY 2027*

ANNUAL AVERAGES FOR

INDOOR MUSIC VENUES:

Phil Long Music Hall, Colorado Springs - **39,401**

The Hall at Bourbon Brothers, Georgia - **49,397**

BOURBON BROTHERS SMOKEHOUSE & TAVERN:

Colorado Springs - **105,840**

Georgia - **106,920**

2025	2026	2027
732,208 Guests*	**3,651,348** Guests*	**4,515,058** Guests*

* Projections based on maximum ticket sales per location, factoring in full outdoor configurations, multi-seasonal setups, and anticipated show counts.

SEATING CAPACITY FOR OUTDOOR AMPHITHEATER CONFIGURATION

FORD AMPHITHEATER COLORADO SPRINGS, CO
(OPEN AND OPERATING)

Total Seats	**9,570**
Fire Pit Suites	**132**
FP Seating Cap	**1,056**
Lower Bowl Seats	**2,173**
Upper Bowl Seats	**2,484**
GA Seats	**2,437**
ADA	**170**

BROKEN ARROW, OK[1]
EL PASO, TX[1]
OKLAHOMA CITY, OK[1]
HOUSTON MARKET, TX[1]

Total Seats	**12,500**
Fire Pit Suites	**237**
FP Seating Cap	**1,074**
Owners Club	**350**
Lower Bowl Seats	**2,618**
Mid Bowl Seats	**994**
Upper Bowl Seats	**3,972**
GA Seats	**3,208**
ADA	**300**

MCKINNEY, TX[1]

Total Seats	**20,000**
Fire Pit Suites	**327**
FP Seating Cap	**1,816**
Owners Club	**700**
Lower Bowl Seats	**2,522**
Mid Bowl Seats	**3,024**
Upper Bowl Seats	**7,022**
GA Seats	**4,916**
ADA	**included in areas**

TOTAL SEATS ONCE ALL THESE VENUES ARE OPEN AND OPERATING
................................**79,570**

[1]Seating Capacity for multi-seasonal configuration ~5,000

OUR EXPANSION


COLORADO SPRINGS
TULSA
OKLAHOMA CITY AREA
GAINESVILLE
EL PASO
DALLAS FORT WORTH MARKET
HOUSTON MARKET

SITE SELECTION STRATEGY

Disciplined process with strict criteria
Focusing on:

- Markets that are materially undervalued with few or no competing entertainment properties.
- Local municipalities are willing to partner financially with VENU to attract the type of entertainment amenities that VENU offers. Focused on investments in entertainment districts as part of its long-term city plans.
- Demographic profile of the community meets the age and household-income markers that VENU believes are most conducive to establishing a successful, well-attended music and entertainment venue.
- The location is conducive to VENU's overall act-routing strategy.



Aikman Club | McKinney, TX
Rendered Image

OUR BRANDS


Ford
AMPHITHEATER
SUNSET
AMPHITHEATERS


THE HALL
AT BOURBON BROTHERS
PHIL LONG
Music Hall
AT BOURBON BROTHERS


BOURBON BROTHERS
SMOKEHOUSE & TAVERN


Roth's
SEAFOOD & CHOP HOUSE


BROHANS

OUR CHANNELS

FAN FOUNDED. PRODUCTIONS
ENCORE EQUITY
SEE YOU AT THE SHOW — HOSTED BY NOVA

OUR PARTNERS



VENU has an exclusive partnership with NFL Hall of Famer and founder of EIGHT Elite Light Beer, **Troy Aikman**, in the **Aikman Club**. The custom luxury clubs are membership-based in our Texas and Oklahoma amphitheaters.

AEG PRESENTS
Ford
axs
AIKMAN CLUB
COLORADO SPRINGS OLYMPIC CITY USA
BROKEN ARROW Where opportunity lives
McKINNEY TEXAS Unique by nature.
EP TX CITY OF EL PASO
aramark
KAISER PERMANENTE
EIGHT ELITE LIGHT LAGER
Coca-Cola
JACK DANIEL'S
Budweiser
Air Academy CREDIT UNION

INVESTMENT HIGHLIGHTS

Elevating customers live music and entertainment experience

Attracting top-tier entertainment by partnering with premier music and entertainment presenters

Obtaining financial incentives from municipalities

Adhering to strict site-selection criteria when expanding to new markets

Operating and opening complimentary bar, restaurant and hospitality concepts

Pre-selling naming rights, sponsorships, and suites



2024 For King + Country performance
at Ford Amphitheater in Colorado Springs, CO

APPENDIX

BALANCE SHEET

	As of September 30, 2024
Cash	35,798,857
Other Current Assets	2,768,807
Operating lease right-off-use assets, net	1,446,793
Investments in related parties	550,000
Property and equipment, net	125,756,511
Total other assets	278,834
Total Assets	**$ 166,597,802**
Accounts payable	5,822,922
Accured expenses	13,137,911
Accrued payroll and payroll taxes	316,927
Deferred revenue	2,209,107
Operating lease liability	1,480,117
Long-term debt	208,510
Convertible debt	14,210,144
Licensing liability	6,800,000
Total Liabilities	**$ 52,560,403**
Common Stock	36,298
Additional paid in capital	121,914,521
Accumulated deficit	(41,073,711)
Treasury Stock, at cost	(1,500,076)
Non controlling interest	34,660,367
Total Stockholders' Equity	**$ 114,037,399**

CURRENT CAPITALIZATION

As of the Date of the Report	
Common Stock[1]	37,876,039
Warrants (WAEP: $7.59)	8,134,293
Fully Diluted Shares	**46,010,332**

[1] Includes 37,496,049 common shares and 379,990 shares of Class B Non-Voting Common Stock, and excludes up to 1,000,000 shares of Common Stock that are issuable upon optional conversion of a convertible promissory note at the rate of $10.00 per share.

VENU SUMMARY FULL YEAR FORECAST	ANNUALIZED PROFORMA 2025	2026	2027	2028	2029
# of Outdoor Promoted Shows	45	190	242	254	270
# of Created Content Events	5	25	30	30	30
# of Indoor Events (5,000 cap)	-	172	225	235	250
# of Ticketed Rentals	3	15	18	18	18
# of Special Events	5	25	30	30	30
Total Events	58	427	545	567	598
Outdoor Promo Paid Attendance	322,988	1,866,750	2,332,500	2,451,000	2,598,750
Outdoor Drop Count	7,178	50,250	2,402,475	2,524,530	2,676,713
Indoor Promo Paid Attendance	332,677	1,922,753	843,750	881,250	937,500
Indoor Drop Count	-	645,000	885,938	925,313	984,375
Created Content Drop Count	-	15,000	150,000	150,000	150,000
Rental Drop Count	-	677,250	150,000	150,000	150,000
Total Paid	25,000	125,000	3,476,250	3,632,250	3,836,250
Total Drop Count	25,000	125,000	3,588,413	3,749,843	3,961,088
Parking Capacity	372,988	2,761,750	30,600	30,600	30,600
Ticket Revenue	$26,724,063	$190,568,938	$244,888,069	$262,136,166	$283,587,451
Facility Maintenance Fee	$1,937,925	$14,909,500	$18,738,750	$19,607,250	$20,730,000
Parking Revenue	$669,685	$21,651,546	$29,618,356	$31,897,568	$34,655,286
Service Charge Revenue	$3,552,863	$29,853,778	$38,823,636	$41,822,487	$45,539,493
Concession Revenue	$9,043,650	$72,984,770	$94,815,285	$102,186,912	$111,301,566
Merchandise Revenue	$64,598	$23,075,348	$30,713,851	$33,007,185	$35,813,128
Special Event Revenue	$1,785,714	$8,928,571	$10,714,286	$10,714,286	$10,714,286
Premium/Season Ticket Revenue	$1,800,000	$10,712,000	$13,367,340	$13,768,360	$14,181,411
Other Event Revenue	$1,480,709	$10,786,943	$13,969,626	$15,051,285	$16,387,380
Sponsorship Revenue	$2,000,000	$16,480,000	$20,157,100	$20,761,813	$21,384,667
Gross Revenue	$49,059,205	$399,951,393	$515,806,298	$550,953,311	$594,294,669
Parking Contra Revenue	$435,295	$4,323,547	$5,434,163	$5,821,534	$6,299,320
Concession Contra Revenue	$4,431,389	$35,762,537	$46,459,490	$50,071,587	$54,537,767
Merchandise Contra Revenue	$50,386	$17,998,771	$23,956,804	$25,745,604	$27,934,240
Venue Rebate	$0	$0	$0	$0	$0
Total Revenue	$44,142,135	$341,866,538	$439,955,841	$469,314,587	$505,523,341
Talent Fees	$24,051,656	$171,512,044	$220,399,262	$235,922,549	$255,228,706
Production Expense	$3,150,000	$16,884,000	$20,950,128	$21,538,131	$22,143,775
Operating Expense	$2,162,401	$18,031,583	$23,459,642	$25,288,511	$27,559,356
Co-Promote Expense	$2,053,939	$21,776,731	$26,816,644	$27,621,143	$28,449,778
Building Rent	$2,826,141	$23,070,925	$29,149,677	$30,239,811	$31,680,252
Insurance Expense	$229,606	$1,710,002	$2,153,048	$2,249,906	$2,376,653
Advertising Expense	$900,000	$5,685,600	$7,521,781	$8,118,962	$8,891,520
Event Rent Expense	$0	$0	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$2,678,571	$3,214,286	$3,214,286	$3,214,286
Credit Card Expense	$97,993	$591,465	$740,517	$772,967	$813,050
Other Event Variable Expense	$0	$0	$0	$0	$0
Sponsorship Expense	$1,000,000	$8,240,000	$10,078,550	$10,380,907	$10,692,334
Variable Expense	$37,007,450	$270,180,921	$344,483,534	$365,347,172	$391,049,709
Total CM before Fixed	$7,134,685	$71,685,617	$95,472,308	$103,967,414	$114,473,632
Other Fixed	$245,296	$1,999,757	$2,579,031	$2,754,767	$2,971,473
R&M	$490,592	$3,999,514	$5,158,063	$5,509,533	$5,942,947
Salary & Benefits (Corp Allocation)	$250,000	$1,250,000	$1,500,000	$1,500,000	$1,500,000
Total Fixed Expense	**$985,888**	**$7,249,271**	**$9,237,094**	**$9,764,300**	**$10,414,420**
Venue AOI	**$6,148,797**	**$64,436,346**	**$86,235,213**	**$94,203,114**	**$104,059,212**

SHOW METRICS

Certificate of occupancy by venue / grand openings may fluctuate due to construction timelines

FORD AMPHITHEATER (CO SPRINGS) FULL YEAR FORECAST	ANNUALIZED PROFORMA				
	2025	2026	2027	2028	2029
SHOW METRICS					
# of Outdoor Promoted Shows	45	47	50	52	55
# of Created Content Events	5	5	5	5	5
# of Indoor Events (5,000 cap)	-	-	-	-	-
# of Ticketed Rentals	3	3	3	3	3
# of Special Events	5	5	5	5	5
Total Events	**58**	**60**	**63**	**65**	**68**
Outdoor Promo Paid Attendance	322,988	387,750	412,500	429,000	453,750
Avg Promoted Paid	7,178	8,250	8,250	8,250	8,250
Outdoor Drop Count	332,677	399,383	424,875	441,870	467,363
Indoor Promo Paid Attendance	-	-	-	-	-
Avg Promoted Paid	-	-	-	-	-
Indoor Drop Count	-	-	-	-	-
Created Content Drop Count	25,000	25,000	25,000	25,000	25,000
Rental Drop Count	25,000	25,000	25,000	25,000	25,000
Total Paid	372,988	437,750	462,500	479,000	503,750
Total Drop Count	382,677	449,383	474,875	491,870	517,363
Parking Capacity	4,500	5,100	5,100	5,100	5,100
Avg Paid	3,825	4,335	4,335	4,335	4,335
Ticket Revenue	$26,724,063	$32,453,688	$35,321,594	$37,658,491	$40,802,472
Facility Maintenance Fee	$1,937,925	$2,526,500	$2,675,000	$2,774,000	$2,922,500
Parking Revenue	$669,685	$689,776	$710,469	$731,783	$753,736
Service Charge Revenue	$3,552,863	$4,393,208	$4,813,834	$5,156,579	$5,617,696
Concession Revenue	$9,043,650	$11,182,710	$12,253,395	$13,125,837	$14,299,589
Merchandise Revenue	$64,598	$76,478	$78,772	$81,135	$83,569
Special Event Revenue	$1,785,714	$1,785,714	$1,785,714	$1,785,714	$1,785,714
Premium/Season Ticket Revenue	$1,800,000	$1,854,000	$1,909,620	$1,966,909	$2,025,916
Other Event Revenue	$1,480,709	$1,799,956	$1,962,135	$2,095,282	$2,272,909
Sponsorship Revenue	$2,000,000	$2,060,000	$2,121,800	$2,185,454	$2,251,018
Gross Revenue	$49,059,205	$58,822,028	$63,632,332	$67,561,184	$72,815,119
Parking Contra Revenue	$435,295	$689,776	$710,469	$731,783	$753,736
Concession Contra Revenue	$4,431,389	$5,479,528	$6,004,164	$6,431,660	$7,006,799
Merchandise Contra Revenue	$50,386	$59,652	$61,442	$63,285	$65,184
Venue Rebate	$0	$0	$0	$0	$0
Total Revenue	$44,142,135	$52,593,072	$56,856,258	$60,334,455	$64,989,400
Talent Fees	$24,051,656	$29,208,319	$31,789,434	$33,892,642	$36,722,225
Production Expense	$3,150,000	$3,237,750	$3,328,133	$3,421,226	$3,517,113
Operating Expense	$2,162,401	$2,673,866	$2,929,874	$3,138,481	$3,419,134
Co-Promote Expense	$2,053,939	$2,115,557	$2,179,024	$2,244,395	$2,311,726
Building Rent	$2,826,141	$2,910,925	$2,998,253	$3,088,200	$3,180,846
Insurance Expense	$229,606	$269,630	$284,925	$295,122	$310,418
Advertising Expense	$900,000	$968,200	$1,060,900	$1,136,436	$1,238,060
Event Rent Expense	$0	$0	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$535,714	$535,714	$535,714	$535,714
Credit Card Expense	$97,993	$107,570	$112,435	$116,430	$121,759
Other Event Variable Expense	$0	$0	$0	$0	$0
Sponsorship Expense	$1,000,000	$1,030,000	$1,060,900	$1,092,727	$1,125,509
Variable Expense	$37,007,450	$43,057,530	$46,279,592	$48,961,374	$52,482,503
Total CM before Fixed	**$7,134,685**	**$9,535,542**	**$10,576,665**	**$11,373,081**	**$12,506,897**
Other Fixed	$245,296	$294,110	$318,162	$337,806	$364,076
R&M	$490,592	$588,220	$636,323	$675,612	$728,151
Salary & Benefits (Corp Allocation)	$250,000	$250,000	$250,000	$250,000	$250,000
Total Fixed Expense	**$985,888**	**$1,132,330**	**$1,204,485**	**$1,263,418**	**$1,342,227**
Venue AOI	**$6,148,797**	**$8,403,211**	**$9,372,180**	**$10,109,664**	**$11,164,670**

BROKEN ARROW (TULSA) FULL YEAR FORECAST	ANNUALIZED PROFORMA 2026	2027	2028	2029
SHOW METRICS				
# of Outdoor Promoted Shows	37	40	42	45
# of Created Content Events	5	5	5	5
# of Indoor Events (5,000 cap)	43	45	47	50
# of Ticketed Rentals	3	3	3	3
# of Special Events	5	5	5	5
Total Events	**93**	**98**	**102**	**108**
Outdoor Promo Paid Attendance	333,000	360,000	378,000	405,000
Avg Promoted Paid	*9,000*	*9,000*	*9,000*	*9,000*
Outdoor Drop Count	342,990	370,800	389,340	417,150
Indoor Promo Paid Attendance	*161,250*	*168,750*	*176,250*	*187,500*
Avg Promoted Paid	*3,750*	*3,750*	*3,750*	*3,750*
Indoor Drop Count	*169,313*	*177,188*	*185,063*	*196,875*
Created Content Drop Count	25,000	25,000	25,000	25,000
Rental Drop Count	25,000	25,000	25,000	25,000
Total Paid	544,250	578,750	604,250	642,500
Total Drop Count	562,303	597,988	624,403	664,025
Parking Capacity	5,100	5,100	5,100	5,100
Avg Paid	4,335	4,335	4,335	4,335
Ticket Revenue	$36,689,875	$40,003,675	$42,731,935	$46,531,080
Facility Maintenance Fee	$2,875,250	$3,068,750	$3,208,250	$3,417,500
Parking Revenue	$2,027,101	$2,220,417	$2,388,055	$2,615,781
Service Charge Revenue	$5,948,765	$6,521,883	$7,015,854	$7,687,225
Concession Revenue	$14,390,645	$15,799,453	$17,004,471	$18,644,053
Merchandise Revenue	$5,395,140	$5,886,404	$6,313,777	$6,890,646
Special Event Revenue	$1,785,714	$1,785,714	$1,785,714	$1,785,714
Premium/Season Ticket Revenue	$2,266,000	$2,333,980	$2,403,999	$2,476,119
Other Event Revenue	$2,090,794	$2,296,597	$2,472,347	$2,711,604
Sponsorship Revenue	$3,090,000	$3,182,700	$3,278,181	$3,376,526
Gross Revenue	$76,559,284	$83,099,573	$88,602,584	$96,136,250
Parking Contra Revenue	$1,266,938	$1,387,761	$1,492,534	$1,634,863
Concession Contra Revenue	$7,051,416	$7,741,732	$8,332,191	$9,135,586
Merchandise Contra Revenue	$4,208,209	$4,591,395	$4,924,746	$5,374,704
Venue Rebate	$0	$0	$0	$0
Total Revenue	$64,032,721	$69,378,685	$73,853,112	$79,991,097
Talent Fees	$33,020,888	$36,003,308	$38,458,742	$41,877,972
Production Expense	$3,495,250	$3,593,358	$3,694,408	$3,798,490
Operating Expense	$3,586,007	$3,935,488	$4,236,869	$4,647,198
Co-Promote Expense	$3,743,846	$3,856,161	$3,971,846	$4,091,002
Building Rent	$4,641,438	$4,780,681	$4,924,101	$5,071,824
Insurance Expense	$337,382	$358,793	$374,642	$398,415
Advertising Expense	$1,205,100	$1,326,125	$1,431,472	$1,575,712
Event Rent Expense	$0	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$535,714	$535,714	$535,714
Credit Card Expense	$116,295	$122,469	$127,742	$134,920
Other Event Variable Expense	$0	$0	$0	$0
Sponsorship Expense	$1,545,000	$1,591,350	$1,639,091	$1,688,263
Variable Expense	$52,226,919	$56,103,446	$59,394,627	$63,819,510
Total CM before Fixed	**$11,805,802**	**$13,275,239**	**$14,458,486**	**$16,171,586**
Other Fixed	$382,796	$415,498	$443,013	$480,681
R&M	$765,593	$830,996	$886,026	$961,363
Salary & Benefits (Corp Allocation)	$250,000	$250,000	$250,000	$250,000
Total Fixed Expense	**$1,398,389**	**$1,496,494**	**$1,579,039**	**$1,692,044**
Venue AOI	**$10,407,413**	**$11,778,745**	**$12,879,447**	**$14,479,542**

20,000 CAP PROFORMA

(INDOOR CONFIG: 5,000)

MCKINNEY (DALLAS) FULL YEAR FORECAST	ANNUALIZED PROFORMA 2026	2027	2028	2029
# of Outdoor Promoted Shows	32	32	34	35
# of Created Content Events	5	5	5	5
# of Indoor Events (5,000 cap)	43	45	47	50
# of Ticketed Rentals	3	3	3	3
# of Special Events	5	5	5	5
Total Events	**88**	**90**	**94**	**98**
Outdoor Promo Paid Attendance	480,000	480,000	510,000	525,000
Avg Promoted Paid	*15,000*	*15,000*	*15,000*	*15,000*
Outdoor Drop Count	494,400	494,400	525,300	540,750
Indoor Promo Paid Attendance	*161,250*	*168,750*	*176,250*	*187,500*
Avg Promoted Paid	*3,750*	*3,750*	*3,750*	*3,750*
Indoor Drop Count	*169,313*	*177,188*	*185,063*	*196,875*
Created Content Drop Count	25,000	25,000	25,000	25,000
Rental Drop Count	25,000	25,000	25,000	25,000
Total Paid	691,250	698,750	736,250	762,500
Total Drop Count	713,713	721,588	760,363	787,625
Parking Capacity	5,100	5,100	5,100	5,100
Avg Paid	4,335	4,335	4,335	4,335
Ticket Revenue	$48,045,625	$49,551,775	$53,549,933	$56,660,659
Facility Maintenance Fee	$3,757,250	$3,788,750	$4,000,250	$4,137,500
Parking Revenue	$7,351,239	$7,655,322	$8,308,686	$8,864,789
Service Charge Revenue	$7,614,275	$7,922,271	$8,602,493	$9,172,897
Concession Revenue	$18,630,125	$19,364,077	$21,043,190	$22,425,763
Merchandise Revenue	$6,813,450	$7,089,464	$7,670,944	$8,166,973
Special Event Revenue	$1,785,714	$1,785,714	$1,785,714	$1,785,714
Premium/Season Ticket Revenue	$2,060,000	$2,121,800	$2,185,454	$2,251,018
Other Event Revenue	$2,714,604	$2,821,105	$3,066,615	$3,268,056
Sponsorship Revenue	$5,150,000	$5,304,500	$5,463,635	$5,627,544
Gross Revenue	$103,922,282	$107,404,779	$115,676,915	$122,360,913
Parking Contra Revenue	$918,905	$956,915	$1,038,586	$1,108,099
Concession Contra Revenue	$9,128,761	$9,488,398	$10,311,163	$10,988,624
Merchandise Contra Revenue	$5,314,491	$5,529,782	$5,983,336	$6,370,239
Venue Rebate	$0	$0	$0	$0
Total Revenue	$88,560,125	$91,429,684	$98,343,830	$103,893,951
Talent Fees	$43,241,063	$44,596,598	$48,194,939	$50,994,593
Production Expense	$3,160,500	$3,248,565	$3,339,272	$3,432,700
Operating Expense	$4,599,697	$4,787,815	$5,202,555	$5,551,432
Co-Promote Expense	$7,399,635	$7,621,624	$7,850,273	$8,085,781
Building Rent	$5,858,125	$6,033,869	$6,214,885	$6,401,331
Insurance Expense	$428,228	$432,953	$456,218	$472,575
Advertising Expense	$1,102,100	$1,156,381	$1,256,636	$1,350,611
Event Rent Expense	$0	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$535,714	$535,714	$535,714
Credit Card Expense	$135,010	$138,205	$145,570	$151,613
Other Event Variable Expense	$0	$0	$0	$0
Sponsorship Expense	$2,575,000	$2,652,250	$2,731,818	$2,813,772
Variable Expense	$69,035,071	$71,203,973	$75,927,880	$79,790,123
Total CM before Fixed	**$19,525,054**	**$20,225,710**	**$22,415,950**	**$24,103,828**
Other Fixed	$519,611	$537,024	$578,385	$611,805
R&M	$1,039,223	$1,074,048	$1,156,769	$1,223,609
Salary & Benefits (Corp Allocation)	$250,000	$250,000	$250,000	$250,000
Total Fixed Expense	**$1,808,834**	**$1,861,072**	**$1,985,154**	**$2,085,414**
Venue AOI	**$17,716,219**	**$18,364,639**	**$20,430,796**	**$22,018,415**

SHOW METRICS

YUKON (OKC) FULL YEAR FORECAST	ANNUALIZED PROFORMA 2026	2027	2028	2029
# of Outdoor Promoted Shows	37	40	42	45
# of Created Content Events	5	5	5	5
# of Indoor Events (5,000 cap)	43	45	47	50
# of Ticketed Rentals	3	3	3	3
# of Special Events	5	5	5	5
Total Events	**93**	**98**	**102**	**108**
Outdoor Promo Paid Attendance	333,000	360,000	378,000	405,000
Avg Promoted Paid	*9,000*	*9,000*	*9,000*	*9,000*
Outdoor Drop Count	342,990	370,800	389,340	417,150
Indoor Promo Paid Attendance	*161,250*	*168,750*	*176,250*	*187,500*
Avg Promoted Paid	*3,750*	*3,750*	*3,750*	*3,750*
Indoor Drop Count	*169,313*	*177,188*	*185,063*	*196,875*
Created Content Drop Count	25,000	25,000	25,000	25,000
Rental Drop Count	25,000	25,000	25,000	25,000
Total Paid	544,250	578,750	604,250	642,500
Total Drop Count	562,303	597,988	624,403	664,025
Parking Capacity	5,100	5,100	5,100	5,100
Avg Paid	4,335	4,335	4,335	4,335
Ticket Revenue	$36,689,875	$40,003,675	$42,731,935	$46,531,080
Facility Maintenance Fee	$2,875,250	$3,068,750	$3,208,250	$3,417,500
Parking Revenue	$5,791,716	$6,344,049	$6,823,015	$7,473,660
Service Charge Revenue	$5,948,765	$6,521,883	$7,015,854	$7,687,225
Concession Revenue	$14,390,645	$15,799,453	$17,004,471	$18,644,053
Merchandise Revenue	$5,395,140	$5,886,404	$6,313,777	$6,890,646
Special Event Revenue	$1,785,714	$1,785,714	$1,785,714	$1,785,714
Premium/Season Ticket Revenue	$2,266,000	$2,333,980	$2,403,999	$2,476,119
Other Event Revenue	$2,090,794	$2,296,597	$2,472,347	$2,711,604
Sponsorship Revenue	$3,090,000	$3,182,700	$3,278,181	$3,376,526
Gross Revenue	$80,323,899	$87,223,205	$93,037,543	$100,994,129
Parking Contra Revenue	$723,964	$793,006	$852,877	$934,207
Concession Contra Revenue	$7,051,416	$7,741,732	$8,332,191	$9,135,586
Merchandise Contra Revenue	$4,208,209	$4,591,395	$4,924,746	$5,374,704
Venue Rebate	$0	$0	$0	$0
Total Revenue	$68,340,310	$74,097,072	$78,927,730	$85,549,631
Talent Fees	$33,020,888	$36,003,308	$38,458,742	$41,877,972
Production Expense	$3,495,250	$3,593,358	$3,694,408	$3,798,490
Operating Expense	$3,586,007	$3,935,488	$4,236,869	$4,647,198
Co-Promote Expense	$4,258,846	$4,386,611	$4,518,210	$4,653,756
Building Rent	$4,762,188	$5,064,063	$5,287,188	$5,621,875
Insurance Expense	$337,382	$358,793	$374,642	$398,415
Advertising Expense	$1,205,100	$1,326,125	$1,431,472	$1,575,712
Event Rent Expense	$0	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$535,714	$535,714	$535,714
Credit Card Expense	$116,295	$122,469	$127,742	$134,920
Other Event Variable Expense	$0	$0	$0	$0
Sponsorship Expense	$1,545,000	$1,591,350	$1,639,091	$1,688,263
Variable Expense	$52,862,669	$56,917,278	$60,304,077	$64,932,316
Total CM before Fixed	**$15,477,641**	**$17,179,794**	**$18,623,653**	**$20,617,315**
Other Fixed	$401,619	$436,116	$465,188	$504,971
R&M	$803,239	$872,232	$930,375	$1,009,941
Salary & Benefits (Corp Allocation)	$250,000	$250,000	$250,000	$250,000
Total Fixed Expense	**$1,454,858**	**$1,558,348**	**$1,645,563**	**$1,764,912**
Venue AOI	**$14,022,782**	**$15,621,446**	**$16,978,090**	**$18,852,403**

SHOW METRICS

EL PASO FULL YEAR FORECAST	ANNUALIZED PROFORMA 2026	2027	2028	2029
SHOW METRICS				
# of Outdoor Promoted Shows	37	40	42	45
# of Created Content Events	5	5	5	5
# of Indoor Events (5,000 cap)	43	45	47	50
# of Ticketed Rentals	3	3	3	3
# of Special Events	5	5	5	5
Total Events	**93**	**98**	**102**	**108**
Outdoor Promo Paid Attendance	333,000	360,000	378,000	405,000
Avg Promoted Paid	*9,000*	*9,000*	*9,000*	*9,000*
Outdoor Drop Count	342,990	370,800	389,340	417,150
Indoor Promo Paid Attendance	*161,250*	*168,750*	*176,250*	*187,500*
Avg Promoted Paid	*3,750*	*3,750*	*3,750*	*3,750*
Indoor Drop Count	*169,313*	*177,188*	*185,063*	*196,875*
Created Content Drop Count	25,000	25,000	25,000	25,000
Rental Drop Count	25,000	25,000	25,000	25,000
Total Paid	544,250	578,750	604,250	642,500
Total Drop Count	562,303	597,988	624,403	664,025
Parking Capacity	5,100	5,100	5,100	5,100
Avg Paid	4,335	4,335	4,335	4,335
Ticket Revenue	$36,689,875	$40,003,675	$42,731,935	$46,531,080
Facility Maintenance Fee	$2,875,250	$3,068,750	$3,208,250	$3,417,500
Parking Revenue	$5,791,716	$6,344,049	$6,823,015	$7,473,660
Service Charge Revenue	$5,948,765	$6,521,883	$7,015,854	$7,687,225
Concession Revenue	$14,390,645	$15,799,453	$17,004,471	$18,644,053
Merchandise Revenue	$5,395,140	$5,886,404	$6,313,777	$6,890,646
Special Event Revenue	$1,785,714	$1,785,714	$1,785,714	$1,785,714
Premium/Season Ticket Revenue	$2,266,000	$2,333,980	$2,403,999	$2,476,119
Other Event Revenue	$2,090,794	$2,296,597	$2,472,347	$2,711,604
Sponsorship Revenue	$3,090,000	$3,182,700	$3,278,181	$3,376,526
Gross Revenue	$80,323,899	$87,223,205	$93,037,543	$100,994,129
Parking Contra Revenue	$723,964	$793,006	$852,877	$934,207
Concession Contra Revenue	$7,051,416	$7,741,732	$8,332,191	$9,135,586
Merchandise Contra Revenue	$4,208,209	$4,591,395	$4,924,746	$5,374,704
Venue Rebate	$0	$0	$0	$0
Total Revenue	$68,340,310	$74,097,072	$78,927,730	$85,549,631
Talent Fees	$33,020,888	$36,003,308	$38,458,742	$41,877,972
Production Expense	$3,495,250	$3,593,358	$3,694,408	$3,798,490
Operating Expense	$3,586,007	$3,935,488	$4,236,869	$4,647,198
Co-Promote Expense	$4,258,846	$4,386,611	$4,518,210	$4,653,756
Building Rent	$4,898,250	$5,208,750	$5,438,250	$5,782,500
Insurance Expense	$337,382	$358,793	$374,642	$398,415
Advertising Expense	$1,205,100	$1,326,125	$1,431,472	$1,575,712
Event Rent Expense	$0	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$535,714	$535,714	$535,714
Credit Card Expense	$116,295	$122,469	$127,742	$134,920
Other Event Variable Expense	$0	$0	$0	$0
Sponsorship Expense	$1,545,000	$1,591,350	$1,639,091	$1,688,263
Variable Expense	$52,998,731	$57,061,966	$60,455,139	$65,092,941
Total CM before Fixed	**$15,341,578**	**$17,035,106**	**$18,472,591**	**$20,456,690**
Other Fixed	$401,619	$436,116	$465,188	$504,971
R&M	$803,239	$872,232	$930,375	$1,009,941
Salary & Benefits (Corp Allocation)	$250,000	$250,000	$250,000	$250,000
Total Fixed Expense	**$1,454,858**	**$1,558,348**	**$1,645,563**	**$1,764,912**
Venue AOI	**$13,886,720**	**$15,476,758**	**$16,827,027**	**$18,691,778**

SHOW METRICS

WEBSTER (HOUSTON) FULL YEAR FORECAST	ANNUALIZED PROFORMA 2027	2028	2029
# of Outdoor Promoted Shows	40	42	45
# of Created Content Events	5	5	5
# of Indoor Events (5,000 cap)	45	47	50
# of Ticketed Rentals	3	3	3
# of Special Events	5	5	5
Total Events	**98**	**102**	**108**
Outdoor Promo Paid Attendance	360,000	378,000	405,000
Avg Promoted Paid	*9,000*	*9,000*	*9,000*
Outdoor Drop Count	370,800	389,340	417,150
Indoor Promo Paid Attendance	*168,750*	*176,250*	*187,500*
Avg Promoted Paid	*3,750*	*3,750*	*3,750*
Indoor Drop Count	*177,188*	*185,063*	*196,875*
Created Content Drop Count	25,000	25,000	25,000
Rental Drop Count	25,000	25,000	25,000
Total Paid	578,750	604,250	642,500
Total Drop Count	597,988	624,403	664,025
Parking Capacity	5,100	5,100	5,100
Avg Paid	4,335	4,335	4,335
Ticket Revenue	$40,003,675	$42,731,935	$46,531,080
Facility Maintenance Fee	$3,068,750	$3,208,250	$3,417,500
Parking Revenue	$6,344,049	$6,823,015	$7,473,660
Service Charge Revenue	$6,521,883	$7,015,854	$7,687,225
Concession Revenue	$15,799,453	$17,004,471	$18,644,053
Merchandise Revenue	$5,886,404	$6,313,777	$6,890,646
Special Event Revenue	$1,785,714	$1,785,714	$1,785,714
Premium/Season Ticket Revenue	$2,333,980	$2,403,999	$2,476,119
Other Event Revenue	$2,296,597	$2,472,347	$2,711,604
Sponsorship Revenue	$3,182,700	$3,278,181	$3,376,526
Gross Revenue	$87,223,205	$93,037,543	$100,994,129
Parking Contra Revenue	$793,006	$852,877	$934,207
Concession Contra Revenue	$7,741,732	$8,332,191	$9,135,586
Merchandise Contra Revenue	$4,591,395	$4,924,746	$5,374,704
Venue Rebate	$0	$0	$0
Total Revenue	$74,097,072	$78,927,730	$85,549,631
Talent Fees	$36,003,308	$38,458,742	$41,877,972
Production Expense	$3,593,358	$3,694,408	$3,798,490
Operating Expense	$3,935,488	$4,236,869	$4,647,198
Co-Promote Expense	$4,386,611	$4,518,210	$4,653,756
Building Rent	$5,064,063	$5,287,188	$5,621,875
Insurance Expense	$358,793	$374,642	$398,415
Advertising Expense	$1,326,125	$1,431,472	$1,575,712
Event Rent Expense	$0	$0	$0
Rentals / Special Variable Expense	$535,714	$535,714	$535,714
Credit Card Expense	$122,469	$127,742	$134,920
Other Event Variable Expense	$0	$0	$0
Sponsorship Expense	$1,591,350	$1,639,091	$1,688,263
Variable Expense	$56,917,278	$60,304,077	$64,932,316
Total CM before Fixed	**$17,179,794**	**$18,623,653**	**$20,617,315**
Other Fixed	$436,116	$465,188	$504,971
R&M	$872,232	$930,375	$1,009,941
Salary & Benefits (Corp Allocation)	$250,000	$250,000	$250,000
Total Fixed Expense	**$1,558,348**	**$1,645,563**	**$1,764,912**
Venue AOI	**$15,621,446**	**$16,978,090**	**$18,852,403**



2024 One Republic performance at the Grand Opening
of Ford Amphitheater in Colorado Springs, CO



Thanks a million

– JW Roth

FAN FOUNDED. FAN OWNED.

1755 Telstar Drive, Suite 501. Colorado Springs, CO 80920

VENU.live